UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)                                                             (Zip code)

Peter V. Bonanno, Esq. Goldman, Sachs & Co. One New York Plaza New York, New York 10004	Copies to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 655-4400

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2009

Item 1. Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments
September 30, 2009 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c) — 4.5%
Barclays Bank PLC
$700,000	(d)	0.146%	01/13/10	$852,313
750,000	(d)	0.146	01/13/10	861,269
1,100,000	(e)	0.146	05/13/10	1,201,742
2,400,000	(e)	0.146	05/13/10	2,664,574
1,000,000	(e)	0.146	06/29/10	1,132,121
1,100,000	(e)	0.146	07/28/10	1,154,161
500,000	(d)	0.146	08/24/10	490,629
1,500,000	(d)	0.146	08/24/10	1,501,824
2,000,000	(e)	0.146	08/24/10	2,198,916
Citigroup Funding, Inc.(e)
3,100,000		0.084	12/26/10	3,254,380
Merrill Lynch & Co., Inc.(e)
1,910,000		0.501	12/09/09	4,223,862

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES				$19,535,791

Shares	Description	Value
Exchange Traded Fund — 2.2%
245,881	iShares MSCI Emerging Markets Index Fund	$9,567,230

Principal		Interest	Maturity
Amount		Rate	Date	Value
Foreign Sovereign Debt Obligations(f) — 3.5%
France — 3.5%
French Treasury Bills
EUR	5,200,000	0.626%	10/01/09	$7,607,517
	5,200,000	0.357	01/14/10	7,600,418

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS				$15,207,935

Agency Debentures(f)(g) — 2.3%
FHLB
	$10,000,000	0.170%	11/25/09	$9,999,240

Shares	Rate	Value
Short-Term Investments(b) — 86.6%
Investment Company — 86.6%
JPMorgan U.S. Government Money Market Fund — Capital Shares
375,091,336	0.131%	$375,091,336

TOTAL INVESTMENTS — 99.1%		$429,401,532

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		3,937,810

NET ASSETS — 100.0%		$433,339,342

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser. Total market value of Rule 144A securities amounts to $19,535,791, which represents approximately 4.5% of net assets as of September 30, 2009.
(b) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(c) The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(d) Security is linked to the S&P GSCI Total Return Index (“the GSCI Total Return Index”). The GSCI Total Return Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI Total Return Index currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces and livestock products.
(e) Security is linked to the S&P GSCI Precious Metals Total Return Index (“the GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.
(f) Interest rates represent the annualized yield on date of purchase.
(g) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
FHLB	— Federal Home Loan Bank

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
CREDIT DEFAULT SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

						Upfront
		Notional				Payments
		Amount	Rates Paid	Termination	Market	Made by the	Unrealized
Swap Counterparty	Reference Obligation	(000’s)	by the Fund	Date	Value	Fund (a)	Gain (Loss)

Protection Purchased:
Morgan Stanley Co., Inc.	CDX North America High Yield 12 Index	$1,034	5.000%	06/20/14	$61,065	$159,235	$(98,170)
		1,410	5.000	06/20/14	83,271	86,002	(2,731)
		1,504	5.000	06/20/14	88,822	225,180	(136,358)
		1,316	5.000	06/20/14	77,719	195,275	(117,556)
		2,256	5.000	06/20/14	133,233	230,164	(96,931)
		1,692	5.000	06/20/14	99,925	168,652	(68,727)
		1,410	5.000	06/20/14	83,271	122,336	(39,065)
		658	5.000	06/20/14	38,860	145,576	(106,716)
		470	5.000	06/20/14	27,757	112,148	(84,391)
		188	5.000	06/20/14	11,103	33,845	(22,742)
		2,444	5.000	06/20/14	144,336	497,808	(353,472)
		1,504	5.000	06/20/14	88,822	231,742	(142,920)
		3,290	5.000	06/20/14	194,299	605,665	(411,366)
UBS AG	CDX North America High Yield 12 Index	2,350	5.000	06/20/14	138,785	293,298	(154,513)
		16,356	5.000	06/20/14	965,941	4,266,608	(3,300,667)
		470	5.000	06/20/14	27,757	78,506	(50,749)
UBS AG	CDX North America High Yield 13 Index	5,000	5.000	12/20/14	393,580	378,125	15,455

TOTAL					$2,658,546	$7,830,165	$(5,171,619)

(a) Net of amortization.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency Exchange	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

British Pound	Purchase	12/16/09	$1,194,517	$1,198,350	$3,833
Euro	Purchase	12/16/09	25,332,269	25,424,837	92,568
Japanese Yen	Purchase	12/16/09	33,628,942	33,995,068	366,126

TOTAL					$462,527

Open Forward Foreign Currency Exchange	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Purchase	12/16/09	$31,208,591	$29,958,750	$(1,249,841)
Japanese Yen	Sale	12/16/09	2,771,631	2,786,481	(14,850)

TOTAL					$(1,264,691)

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	798	December 2009	$33,362,712	$703,480
FTSE 100 Index	384	December 2009	31,242,938	863,977
Russell 2000 Mini Index	(227)	December 2009	(13,688,100)	(240,524)
TSE TOPIX Index	303	December 2009	30,716,872	(959,295)
10 Year U.S. Treasury Notes	(541)	December 2009	(64,015,516)	(819,944)

TOTAL				$(452,306)

TAX INFORMATION — At September 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$424,126,360

Gross unrealized gain	5,285,563
Gross unrealized loss	(10,391)

Net unrealized security gain	$5,275,172

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c) — 12.9%
Eksportfinans ASA(d)
$12,800,000	0.241%	04/30/10	$17,796,096
Landesbank Baden-Wuerttemberg(d)
7,000,000	0.096	01/27/10	11,167,324
Morgan Stanley & Co., Inc(e)
10,000,000	0.249	05/10/10	13,158,000
Svensk Exportkredit AB(d)
9,300,000	0.239	01/15/10	14,441,133
10,000,000	0.386	07/01/10	11,104,890

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$67,667,443

Mortgage-Backed Obligations — 23.9%
Adjustable Rate FHLMC(b) — 0.7%
$3,573,332	5.167%	01/01/37	$3,685,335

Adjustable Rate Non-Agency(b) — 1.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
239,887	5.007	04/25/35	201,877
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
280,371	4.217	04/25/34	236,100
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, Class A3
2,000,000	4.617	10/25/35	1,377,726
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
525,554	3.885	04/20/35	477,789
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
310,912	4.377	11/20/34	236,487
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
120,626	4.750	12/25/34	105,509
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1
3,371,215	6.158	11/25/37	2,259,080
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
188,956	3.396	09/25/34	158,837
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
440,796	3.734	05/25/34	373,315
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
511,384	3.137	06/25/34	478,307
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
2,446,423	0.566	08/25/45	1,585,858

			7,490,885

Collateralized Mortgage Obligations — 2.3%
Planned Amortization Class — 0.1%
FHLMC Series 2005-2911, Class BU
479,273	5.000	09/15/23	478,746

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — (continued)
Sequential Fixed Rate — 2.2%
FNMA Series 2009-70, Class AL
$10,682,605	5.000%	08/25/19	$11,362,407

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$11,841,153

Federal Agencies — 19.5%
FHLMC — 7.5%
3,419	5.000	09/01/16	3,634
40,171	5.000	11/01/16	42,690
10,253	5.000	12/01/16	10,896
140,471	5.000	01/01/17	149,270
238,658	5.000	02/01/17	253,593
185,195	5.000	03/01/17	196,785
319,242	5.000	04/01/17	339,217
8,259	5.000	05/01/17	8,776
5,231	5.000	06/01/17	5,558
15,895	5.000	08/01/17	16,890
822,688	5.000	09/01/17	874,166
2,495,878	5.000	10/01/17	2,652,055
2,299,284	5.000	11/01/17	2,443,161
616,761	5.000	12/01/17	655,355
3,650,093	5.000	01/01/18	3,881,116
3,499,215	5.000	02/01/18	3,720,878
8,583,618	5.000	03/01/18	9,127,388
1,364,868	5.000	04/01/18	1,451,316
914,070	5.000	05/01/18	971,977
209,848	5.000	06/01/18	223,131
199,879	5.000	07/01/18	212,541
121,052	5.000	08/01/18	128,705
82,544	5.000	09/01/18	87,774
284,391	5.000	10/01/18	302,407
303,224	5.000	11/01/18	322,432
215,498	5.000	12/01/18	229,151
165,948	5.000	01/01/19	176,406
29,444	5.000	02/01/19	31,222
38,305	5.000	03/01/19	40,618
6,618,443	5.000	12/01/19	7,018,107
1,561,363	5.500	01/01/20	1,665,141
681,229	5.500	05/01/20	726,507
603,830	5.500	07/01/20	643,964
770,725	5.000	09/01/38	796,792

			39,409,619

FNMA — 12.0%
1,387,653	4.000	08/01/13	1,423,837
161,676	4.000	10/01/13	165,956
196,656	4.000	05/01/14	202,044
1,171,961	4.000	06/01/14	1,204,159
894,832	4.000	12/01/14	919,242
1,153,811	4.000	02/01/15	1,185,110
1,972,357	4.000	03/01/15	2,025,523
2,241,821	5.000	05/01/17	2,368,550
856,033	5.000	01/01/18	904,423
297,731	5.000	03/01/18	316,237
1,763,308	5.000	04/01/18	1,872,912
1,053,245	5.000	05/01/18	1,118,712

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — (continued)
FNMA — (continued)
$1,387,863	5.000%	10/01/18	$1,474,129
7,510,072	5.000	12/01/18	7,978,865
9,185,851	5.000	07/01/19	9,756,393
300,660	5.000	08/01/19	318,454
945,823	5.000	09/01/19	1,001,802
1,153,836	5.000	10/01/19	1,222,122
1,530,531	5.000	11/01/19	1,621,116
1,826,066	5.000	12/01/19	1,934,142
544,524	5.000	01/01/20	576,754
318,652	5.000	02/01/20	337,511
406,573	5.000	03/01/20	430,636
7,954,381	5.500	06/01/20	8,527,296
27,318	5.000	07/01/20	28,935
46,551	4.500	04/01/23	48,295
80,877	4.500	11/01/23	83,907
417,557	5.000	03/01/38	431,687
390,710	5.000	04/01/38	404,157
12,000,000	6.000	TBA-30yr(f)	12,532,500

			62,415,406

TOTAL FEDERAL AGENCIES			$101,825,025

TOTAL MORTGAGE-BACKED OBLIGATIONS			$124,842,398

Agency Debentures — 17.0%
FHLB(g)
$9,100,000	3.100%	02/04/10	$9,186,923
FHLB
12,000,000	1.375	05/16/11	12,101,964
2,800,000	1.750	08/22/12	2,812,621
FHLMC
21,300,000	0.603	01/06/10	21,294,270
28,700,000	2.000	03/16/11	28,892,924
FNMA
8,500,000	2.000	04/01/11	8,559,651
6,000,000	2.050	04/01/11	6,044,172

TOTAL AGENCY DEBENTURES			$88,892,525

Asset-Backed Securities — 1.1%
Automobiles & Components — 0.7%
Bank of America Auto Trust Series 2009-1A, Class A2(a)
$3,500,000	1.700%	12/15/11	$3,520,883

Home Equity — 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
733,884	1.246	10/25/37	653,768
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
430,000	1.496	10/25/37	176,256
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
800,000	1.696	10/25/37	298,557
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
245,783	7.000	09/25/37	145,605
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
275,135	7.000	09/25/37	114,163

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities — (continued)
Home Equity — (continued)
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(b)
$1,138,828	1.446%	11/20/36	$925,297

			2,313,646

TOTAL ASSET-BACKED SECURITIES			$5,834,529

Government Guarantee Obligations(h) — 8.4%
Citibank NA
$11,000,000	1.375%	08/10/11	$11,055,370
Citigroup Funding, Inc.(b)
7,400,000	0.821	04/30/12	7,461,605
Citigroup Funding, Inc.
1,800,000	1.875	10/22/12	1,804,725
3,600,000	1.875	11/15/12	3,602,322
General Electric Capital Corp.(b)
4,300,000	0.598	07/08/10	4,304,648
7,400,000	0.518	06/01/12	7,435,897
General Electric Capital Corp.
7,800,000	2.625	12/28/12	7,998,510

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS			$43,663,077

U.S. Treasury Obligations — 2.7%
United States Treasury Note
$13,500,000	3.250%	05/31/16	$13,833,719
United States Treasury Principal-Only STRIPS(i)
700,000	0.000	11/15/26	339,199

TOTAL U.S. TREASURY OBLIGATIONS			$14,172,918

Shares	Rate	Value
Short-Term Investments(b) — 20.7%
Investment Company — 20.7%
JPMorgan U.S. Government Money Market Fund — Capital Shares
107,938,350	0.131%	$107,938,350

TOTAL INVESTMENTS — 86.7%		$453,011,240

OTHER ASSETS IN EXCESS OF LIABILITIES — 13.3%		69,247,638

NET ASSETS — 100.0%		$522,258,878

The percentage shown for each investment category reflects the value of investment in that category as a percentage of net assets.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2009 (Unaudited)

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser. Total market value of Rule 144A securities amounts to $72,316,907, which represents approximately 13.8% of net assets as of September 30, 2009.
(b) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(c) The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(d) Security is linked to the MLCX— Enhanced Benchmark B04 Total Return Index (“the MLCX”). The MLCX is fully collateralized because it combines the returns of the Index with the returns on cash collateral invested in U.S. Treasury Bills. The Index is a composite of commodity sector returns which is comprised of futures contracts. Futures contracts track the returns of rolling commodities. The MLCX currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural products and livestock products.
(e) Security is linked to the S&P GSCI Total Return Index (“the GSCI Total Return Index”). The GSCI Total Return Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI Total Return Index currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces and livestock products.
(f) TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities, (excluding forward sales contracts, if any) amounts to $12,532,500, which represents approximately 2.4% of net assets as of September 30, 2009.
(g) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h) This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $43,663,077, which represents approximately 8.4% of net assets as of September 30, 2009.
(i) Security issued with zero coupon. Income is recognized through the accretion of discount.
(j) Interest rates represent the annualized yield on date of purchase.

Investment Abbreviations:
FDIC	— Federal Deposit Insurance Corp.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2009 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(32)	December 2009	$(7,970,400)	$(33,980)
Eurodollars	(34)	March 2010	(8,446,875)	(228,485)
Eurodollars	(5)	September 2010	(1,232,938)	(745)
Eurodollars	1	December 2010	245,613	711
U.S. Treasury Bonds	(86)	December 2009	(10,438,250)	(225,047)
2 Year U.S. Treasury Notes	(232)	December 2009	(50,336,750)	(123,719)
5 Year U.S. Treasury Notes	(500)	December 2009	(58,046,875)	(271,470)
10 Year U.S. Treasury Notes	(36)	December 2009	(4,259,813)	(22,878)

TOTAL				$(905,613)

SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments
	Amount	Termination	received by	made by	Market	Received by	Unrealized
Swap Counterparty	(000’s)(a)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Bank of America	$6,500	08/13/17	4.955%	3 Month LIBOR	$221,552	$—	$221,552
	3,700	08/13/22	3 Month LIBOR	5.078%	(210,029)	—	(210,029)
Deutsche Bank Securities, Inc.	3,100	09/04/17	4.568	3 Month LIBOR	52,385	—	52,385
	1,800	09/04/22	3 Month LIBOR	4.710	(49,882)	—	(49,882)
J.P.Morgan Securities, Inc.	11,600	12/16/16	3 Month LIBOR	3.250	(18,274)	(11,153)	(7,121)
	1,800	12/16/19	3.500	3 Month LIBOR	(8,074)	(21,537)	13,463

TOTAL					$(12,322)	$(32,690)	$20,368

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.
TOTAL RETURN SWAP CONTRACTS(a)

		Notional	Rate Paid
		Amount	by the	Termination	Market
Swap Counterparty	Reference Obligation	(000's)	Fund	Date	Value(b)

UBS AG	S&P GSCI Total Return Index	$20,167	0.240%	07/30/10	$(530,848)
	S&P GSCI Total Return Index 2 Month Forward	7,881	0.420	07/30/10	(224,077)
		10,000	0.420	07/30/10	454,564
		12,000	0.420	07/30/10	261,036
		17,029	0.420	07/30/10	(484,191)
		291,447	0.420	07/30/10	(8,286,954)

TOTAL					$(8,810,470)

(a) The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b) There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
September 30, 2009 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (CONTINUED)
TAX INFORMATION — At September 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$435,974,430

Gross unrealized gain	21,211,644
Gross unrealized loss	(4,174,834)

Net unrealized security gain	$17,036,810

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
September 30, 2009 (Unaudited)

Shares	Description	Value
Common Stocks — 94.9%
Australia — 14.1%
4,179,854	CFS Retail Property Trust (REIT) (Retail)	$7,380,182
1,924,793	Challenger Diversified Property Group (REIT) (Diversified)	792,011
6,670,351	Commonwealth Property Office Fund (REIT) (Office)	5,557,589
11,956,162	Dexus Property Group (REIT) (Diversified)	8,859,088
10,679,091	ING Office Fund (REIT) (Office)	5,236,301
12,910,357	Macquarie Office Trust (REIT) (Office)	3,396,559
273,845	Stockland (REIT) (Diversified)	980,182
1,257,145	Westfield Group (REIT) (Retail)	15,344,563

		47,546,475

Austria — 1.0%
455,703	Atrium European Real Estate Ltd. (Retail)*	3,279,589

Brazil — 0.8%
170,078	Multiplan Empreendimentos Imobiliarios SA (Retail)	2,659,269

Canada — 5.5%
98,200	Allied Properties Real Estate Investment Trust (REIT) (Office)	1,516,131
92,210	Boardwalk Real Estate Investment Trust (REIT) (Residential)	3,320,128
485,200	Chartwell Seniors Housing Real Estate Investment Trust (REIT) (Healthcare)	3,013,665
118,144	Cominar Real Estate Investment Trust (REIT) (Office)	2,151,785
136,750	First Capital Realty, Inc. (Retail)	2,458,728
1,332,700	InnVest Real Estate Investment Trust (REIT) (Hotels)	5,539,173
46,600	RioCan Real Estate Investment Trust (REIT) (Retail)	783,449

		18,783,059

China — 6.0%
1,832,000	China Overseas Land & Investment Ltd. Class H (Diversified)	3,943,116
2,182,000	China Resources Land Ltd. Class H (Diversified)	4,759,902
2,414,000	Hopson Development Holdings Ltd. Class H (Diversified)	4,180,391
3,978,000	Shimao Property Holdings Ltd. Class H (Diversified)	6,714,015
1,084,500	Shui On Land Ltd. Class H (Diversified)	620,002

		20,217,426

France — 9.6%
75,037	Mercialys SA (REIT) (Retail)(a)	2,983,162
37,679	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Industrial)	4,871,517
118,557	Unibail-Rodamco SE (REIT) (Diversified)(a)	24,689,934

		32,544,613

Hong Kong — 18.1%
1,196,000	Hang Lung Properties Ltd. (Retail)	4,378,796

Shares	Description	Value
Common Stocks — (continued)
Hong Kong — (continued)
1,863,000	Henderson Land Development Co. Ltd. (Diversified)	$12,201,788
810,000	Hongkong Land Holdings Ltd. (Office)	3,500,308
1,153,153	Hysan Development Co. Ltd. (Diversified)	2,877,027
1,359,500	Kerry Properties Ltd. (Diversified)	7,236,894
1,550,000	Sun Hung Kai Properties Ltd. (Diversified)	22,767,076
1,949,500	The Link Real Estate Investment Trust (REIT) (Retail)	4,284,517
712,000	The Wharf (Holdings) Ltd. (Diversified)	3,764,608

		61,011,014

Japan — 17.4%
426	BLife Investment Corp. (REIT) (Residential)	2,182,984
641,000	Daikyo, Inc. (Residential)*	1,481,257
254	Frontier Real Estate Investment Corp. (REIT) (Diversified)	1,961,926
162	Fukuoka REIT Corp. (REIT) (Retail)	942,035
210	Japan Excellent, Inc. (REIT) (Office)	1,142,159
316	Japan Real Estate Investment Corp. (REIT) (Office)	2,579,589
814,000	Mitsubishi Estate Co. Ltd. (Diversified)	12,734,063
1,075,000	Mitsui Fudosan Co. Ltd. (Office)	18,101,321
390	Nippon Building Fund, Inc. (REIT) (Office)	3,471,865
32,140	Sumitomo Real Estate Sales Co. Ltd. (Residential)	1,144,947
612,000	Sumitomo Realty & Development Co. Ltd. (Office)	11,148,222
325	United Urban Investment Corp. (REIT) (Diversified)	1,895,605

		58,785,973

Netherlands — 1.5%
456,542	ProLogis European Properties (Industrial)	2,853,620
240,313	VastNed Offices/Industrial NV (REIT) (Office)(a)	4,264,418
12,993	VastNed Retail NV (REIT) (Retail)	837,224

		5,101,642

New Zealand — 0.1%
301,322	Goodman Property Trust (REIT) (Industrial)	217,286

Singapore — 5.6%
1,875,000	Allgreen Properties Ltd. (Diversified)	1,492,719
1,808,466	Ascendas Real Estate Investment Trust (REIT) (Industrial)	2,468,176
3,861,000	CapitaLand Ltd. (Residential)	10,123,865
3,713,800	CapitaMall Trust (REIT) (Retail)	4,853,769

		18,938,529

Sweden — 3.0%
332,467	Castellum AB (Diversified)	3,228,706
863,811	Hufvudstaden AB Class A (Diversified)	6,950,204

		10,178,910

United Kingdom — 10.8%
338,855	Derwent London PLC (REIT) (Office)	6,620,430

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Shares	Description	Value
Common Stocks — (continued)
United Kingdom — (continued)
1,508,538	Great Portland Estates PLC (REIT) (Office)	$6,393,743
981,192	Hammerson PLC (REIT) (Retail)	6,191,999
270,127	Helical Bar PLC (Diversified)	1,621,789
1,044,249	Land Securities Group PLC (REIT) (Diversified)	10,455,477
388,250	Segro PLC (REIT) (Industrial)	2,286,927
110,827	The Berkeley Group Holdings PLC (Residential)*	1,572,694
199,671	The British Land Co. PLC (REIT) (Diversified)	1,520,170

		36,663,229

United States — 1.4%
41,152	Jones Lang LaSalle, Inc. (Other)	1,949,370
139,059	Starwood Property Trust, Inc. (REIT) (Other)*	2,815,945

		4,765,315

TOTAL COMMON STOCKS		$320,692,329

Shares	Rate	Value
Short-Term Investments(b) — 5.8%
Investment Company — 5.8%
JPMorgan U.S. Government Money Market Fund — Capital Shares
19,728,632	0.131%	$19,728,632

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE		$343,274,581

Securities Lending Reinvestment Vehicle(b)(c) — 0.9%
Boston Global Investment Trust — Enhanced Portfolio
3,121,342	0.177%	$3,118,220

TOTAL INVESTMENTS — 102.5%		$346,392,801

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.5)%		(8,607,643)

NET ASSETS — 100.0%		$337,785,158

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(c) Represents an affiliated issuer.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
TAX INFORMATION — At September 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$342,583,823

Gross unrealized gain	7,312,724
Gross unrealized loss	(3,503,746)

Net unrealized security gain	$3,808,978

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
September 30, 2009 (Unaudited)

Shares	Description	Value
Common Stocks — 97.1%
Diversified — 10.4%
773,071	Duke Realty Corp. (REIT)	$9,284,583
222,512	Liberty Property Trust (REIT)	7,238,315
500,314	Vornado Realty Trust (REIT)(a)	32,225,230

		48,748,128

Healthcare — 12.5%
609,518	HCP, Inc. (REIT)(a)	17,517,547
337,867	Health Care REIT, Inc. (REIT)(a)	14,062,025
285,238	Nationwide Health Properties, Inc. (REIT)(a)	8,839,526
468,493	Ventas, Inc. (REIT)	18,036,980

		58,456,078

Hotels — 6.6%
115,241	Gaylord Entertainment Co.*	2,316,344
643,457	Hersha Hospitality Trust (REIT)	1,994,717
434,005	Hospitality Properties Trust (REIT)	8,840,682
1,312,466	Host Hotels & Resorts, Inc. (REIT)	15,447,725
72,951	Starwood Hotels & Resorts Worldwide, Inc.	2,409,571

		31,009,039

Industrial — 3.8%
233,475	AMB Property Corp. (REIT)(a)	5,358,251
1,039,238	ProLogis (REIT)(a)	12,387,717

		17,745,968

Multifamily — 15.6%
347,935	American Campus Communities, Inc. (REIT)	9,342,055
140,408	AvalonBay Communities, Inc. (REIT)(a)	10,211,874
387,193	Camden Property Trust (REIT)(a)	15,603,878
172,426	Equity Lifestyle Properties, Inc. (REIT)	7,378,108
703,531	Equity Residential (REIT)(a)	21,598,402
109,680	Essex Property Trust, Inc. (REIT)(a)	8,728,334

		72,862,651

Office — 16.8%
149,150	Alexandria Real Estate Equities, Inc. (REIT)(a)	8,106,302
114,606	BioMed Realty Trust, Inc. (REIT)	1,581,563
450,672	Boston Properties, Inc. (REIT)	29,541,550
390,776	Brandywine Realty Trust (REIT)	4,314,167
351,767	Digital Realty Trust, Inc. (REIT)(a)	16,079,269
847,557	Douglas Emmett, Inc. (REIT)	10,408,000
47,959	Kilroy Realty Corp. (REIT)	1,330,383
171,020	SL Green Realty Corp. (REIT)(a)	7,499,227

		78,860,461

Other — 5.0%
156,605	Corrections Corp of America*	3,547,103
222,107	Cypress Sharpridge Investments, Inc. (REIT)*	3,153,919
132,614	Entertainment Properties Trust (REIT)	4,527,442
29,307	Jones Lang LaSalle, Inc.	1,388,273
575,168	MFA Financial, Inc. (REIT)	4,578,337
301,459	Starwood Property Trust, Inc. (REIT)	6,104,545

		23,299,619

Retail — 21.8%
335,735	Acadia Realty Trust (REIT)	5,059,527

Shares	Description	Value
Common Stocks — (continued)
Retail — (continued)
112,575	Federal Realty Investment Trust (REIT)(a)	$6,908,728
1,074,960	Kimco Realty Corp. (REIT)(a)	14,017,478
296,939	Regency Centers Corp. (REIT)	11,001,590
218,627	Retail Opportunity Investment Corp.*(a)	2,260,603
743,437	Simon Property Group, Inc. (REIT)(a)	51,616,831
119,564	Tanger Factory Outlet Centers, Inc. (REIT)(a)	4,464,520
193,789	Taubman Centers, Inc. (REIT)(a)	6,991,907

		102,321,184

Self Storage — 4.6%
289,418	Public Storage, Inc. (REIT)(a)	21,775,811

TOTAL COMMON STOCKS		$455,078,939

Shares	Rate	Value
Short-Term Investments(b) — 2.4%
Investment Company — 2.4%
JPMorgan U.S. Government Money Market Fund — Capital Shares
11,323,995	0.131%	$11,323,995

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE		$466,402,934

Securities Lending Reinvestment Vehicle(b)(c) — 19.9%
Boston Global Investment Trust — Enhanced Portfolio
93,159,770	0.177%	$93,066,610

TOTAL INVESTMENTS — 119.4%		$559,469,544

LIABILITIES IN EXCESS OF OTHER ASSETS — (19.4)%		(91,024,599)

NET ASSETS — 100.0%		$468,444,945

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(c) Represents an affiliated issuer.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
TAX INFORMATION — At September 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$529,945,644

Gross unrealized gain	43,999,836
Gross unrealized loss	(14,475,936)

Net unrealized security gain	$29,523,900

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS
FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the Codification) as the single source of accounting principles generally accepted in the United States of America (“GAAP”). While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and others authoritative accounting guidance.
Basis for Consolidation for the Commodity Strategy Fund — Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. As of September 30, 2009, net assets of the Fund were approximately $522,258,900, of which approximately $112,710,000, or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary.
Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by Goldman Sachs Asset Management, L.P. (“GSAM”) by taking into consideration market or security specific information as discussed below.
     Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
     GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)
single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.
Fair Value Hierarchy — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
     Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
     Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
     Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
     The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Absolute Return Tracker	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$19,535,791	$—
Foreign Sovereign Debt Obligations	15,207,935	—	—
U.S. Treasuries and Other U.S. Government Obligations and Agencies	—	9,999,240	—
Common Stock and Other Equity Investments	9,567,230	—	—
Short-Term Investments	375,091,336	—	—
Derivatives	1,567,457	3,121,073	—

Total	$401,433,958	$32,656,104	$—

Liabilities
Derivatives	$(2,019,763)	$(1,264,691)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)

Commodity Strategy	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$67,667,443	$—
U.S. Treasuries and Other U.S. Government Obligations and Agencies	14,172,918	88,892,525	—
Government Guarantee Obligations	—	43,663,077	—
Mortgage-Backed Obligations	—	124,842,398	—
Asset-Backed Securities	—	5,834,529	—
Short-Term Investments	107,938,350	—	—
Derivatives	711	989,537	—

Total	$122,111,979	$331,889,509	$—

Liabilities
Derivatives	$(906,324)	$(9,812,329)	$—

International Real Estate Securities Assets	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$26,207,642	$297,338,307	$—
Short-Term Investments	19,728,632	3,118,220	—

Total	$45,936,274	$300,456,527	$—

Real Estate Securities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$455,078,939	—	$—
Short-Term Investments	11,323,995	$93,066,610	—

Total	$466,402,934	$93,066,610	$—

Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
     Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized gain (loss) on foreign currency related transactions. The effect of changes in foreign currency exchange rates on fixed income securities held at period end are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net change in unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Commodity Index Linked Structured Notes — The Absolute Return Tracker and Commodity Strategy Funds may invest in structured notes whose values are based on the price movements of a commodity index. Commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the Trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These structured notes are subject to prepayment, credit and interest rate risks. The current contracts held by the Funds have a mandatory put feature if the underlying index declines from the entrance date by the amount noted in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received are recorded as net realized gains in the Statements of Operations. At maturity, or when a note is sold, the Funds record a realized gain or loss.
Mortgage-Backed and Asset-Backed Securities — The Absolute Return Tracker and Commodity Strategy Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)
securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
     The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity.
Derivatives— The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)
     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swap contracts —The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Fund may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Fund may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)
early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Fund may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
     As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
     The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)
     In January 2009, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of September 30, 2009. The value in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.
Absolute Return Tracker

	Derivative	Number of	Derivative	Number of
Risk	Assets	Contracts	Liabilities	Contracts

Interest rates	$—	—	$(819,944)	541
Credit	2,658,546	17	—	—
Currencies	462,527	6	(1,264,691)	3
Equities	1,567,457	1,182	(1,199,819)	530

Derivative contracts, at value	$4,688,530	1,205	$(3,284,454)	1,074

Commodity Strategy

	Derivative	Number of	Derivative	Number of
Risk	Assets	Contracts	Liabilities	Contracts

Interest rates	$274,648	3	$(1,192,583)	929
Commodities	715,600	2	(9,526,070)	4

Derivative contracts, at value	$990,248	5	$(10,718,653)	933

Securities Lending — Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time which the collateral is insufficient to cover the cost of repurchasing securities on loan.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
September 30, 2009 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (CONTINUED)
of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
     Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities.
Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
Portfolio Concentration Risk — The Real Estate Securities Fund invests primarily in securities of issuers that are primarily engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
     The International Real Estate Securities Fund invests primarily in securities of issuers outside the U.S. that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the International Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Item 2. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Goldman Sachs Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	November 25, 2009

By (Signature and Title)*	GEORGE F. TRAVERS, PRINCIPAL FINANCIAL OFFICER

Date	November 25, 2009

* Print the name and title of each signing officer under his or her signature.